SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

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FORM 8-K

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     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2004
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WorldCom, Inc.

(Exact Name of Registrant as Specified in Charter)

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Georgia	0-11258	58-1521612
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia	20147
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 886-5600
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Item 5. Other Events.

     On February 23, 2004, WorldCom, Inc., d/b/a MCI (the “Company”) issued a press release announcing that AT&T and the Company have reached an out-of-court resolution of all claims the two companies have had against each other, both before and after the Company filed Chapter 11 petitions in July 2002. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 23, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDCOM, INC.
(Registrant)

By:	/s/ Anastasia Kelly

Name:	Anastasia Kelly
Title:	Executive Vice President and General Counsel

Dated: February 23, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 23, 2004